Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2019

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 50.9 million square feet and 193 properties, including 12 properties under construction/redevelopment, and consists of 174 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned seven consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 53.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financing and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 57.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3352 or
(t) 617.236.3300		investorrelations@bxp.com	mlabelle@bxp.com
(f) 617.236.3311		(t) 617.236.3822
		(f) 617.236.3311	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bxp.com

(Cover photo: The Exchange at 100 Federal Street, Boston, MA)

Q2 2019
Table of contents

Q2 2019
Company profile

SNAPSHOT

(as of June 30, 2019)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	193
Total Square Feet (includes unconsolidated joint ventures)	50.9 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.6 million
Closing Price, at the end of the quarter	$129.00 per share
Dividend - Quarter/Annualized	$0.95/$3.80 per share
Dividend Yield	2.95%
Consolidated Market Capitalization [1]	$34.3 billion
BXP’s Share of Market Capitalization [1,2]	$34.0 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•
to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy, achieve premium rental rates through economic cycles and that advance our commitment to sustainable development and operations;

•
in our core markets, to maintain scale and a full-service real estate capability (development, construction, leasing and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as development, repositioning, acquisitions and dispositions, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by developing into economic growth, acquiring properties in times of opportunity and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals and the counterparty of choice for tenants and real estate industry participants.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Chairman of the Board	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer
Douglas T. Linde	President	Management
Kelly A. Ayotte		Owen D. Thomas	Chief Executive Officer
Bruce W. Duncan	Chair of Compensation Committee	Douglas T. Linde	President
Karen E. Dykstra		Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Diane J. Hoskins
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter D. Johnston	Executive Vice President, Washington, DC Region
		Bryan J. Koop	Executive Vice President, Boston Region
David A. Twardock	Chair of Audit Committee	Robert E. Pester	Executive Vice President, San Francisco Region
William H. Walton, III		John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCEMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

Third Quarter, 2019	Tentatively October 29, 2019
Fourth Quarter, 2019	Tentatively January 28, 2020
First Quarter, 2020	Tentatively April 28, 2020
Second Quarter, 2020	Tentatively July 28, 2020
____________________

[1]	For additional detail, see page 26.

[2]	For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

Q2 2019
Guidance and assumptions

GUIDANCE

The Company’s guidance for the third quarter 2019 and full year 2019 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on July 30, 2019 and otherwise referenced during the Company’s conference call scheduled for July 31, 2019.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) other possible capital markets activity or (3) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 55. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2019		Full Year 2019
	Low	High	Low	High
Projected EPS (diluted)	$0.81	$0.83	$3.32	$3.38
Add:
Projected Company share of real estate depreciation and amortization	0.94	0.94	3.84	3.84
Impairment Loss	—	—	0.14	0.14
Projected Company share of (gains)/losses on sales of real estate	—	—	(0.28)	(0.28)
Projected FFO per share (diluted)	$1.75	$1.77	$7.02	$7.08

ASSUMPTIONS
(dollars in thousands)

	Full Year 2019
	Low		High
Operating property activity:
Average In-service portfolio occupancy	92.50%	—	93.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	6.00%	—	6.75%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	5.00%	—	6.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$75,000	—	$85,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(17,000)	—	$(17,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$105,000	—	$120,000
Hotel net operating income	$15,000	—	$16,500
Termination income	$13,000	—	$17,000

Other revenue (expense):
Development and management services revenue	$34,000	—	$38,000
General and administrative expense	$(140,000)	—	$(136,000)
Net interest expense	$(410,000)	—	$(398,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(148,000)	—	$(138,000)

Q2 2019
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-19	31-Mar-19
Net income attributable to Boston Properties, Inc. common shareholders	$164,318	$98,105
Net income attributable to Boston Properties, Inc. per share - diluted	$1.06	$0.63
FFO attributable to Boston Properties, Inc. common shareholders [1]	$276,275	$266,007
Diluted FFO per share [1]	$1.78	$1.72
Dividends per common share	$0.95	$0.95
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$223,719	$161,705

Selected items:
Revenue	$733,741	$725,767
Recoveries from tenants [3]	$117,971	$118,818
Service income from tenants [4]	$2,818	$2,970
BXP’s Share of revenue [5]	$698,643	$688,241
BXP’s Share of straight-line rent [5]	$18,653	$23,255
BXP’s Share of fair value lease revenue [5,6]	$5,124	$5,297
BXP’s Share of termination income [5]	$4,969	$6,854
Ground rent expense	$3,656	$3,677
Capitalized interest	$13,256	$11,813
Capitalized wages	$2,594	$2,892
BXP’s Share of internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019 [5]	$1,270	$1,248
Income from unconsolidated joint ventures [7]	$47,964	$213
BXP’s share of FFO from unconsolidated joint ventures [8]	$14,985	$15,683
Net income attributable to noncontrolling interests in property partnerships	$17,482	$18,830
FFO attributable to noncontrolling interests in property partnerships [9]	$35,351	$36,832

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$13,111	$14,915
Below-market rents (included within Other Liabilities)	$49,623	$58,216
Accrued rental income liability (included within Other Liabilities)	$79,687	$80,500

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [10]	4.13	4.04
Interest Coverage Ratio (including capitalized interest) [10]	3.60	3.58
Fixed Charge Coverage Ratio [7]	2.84	3.03
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [11]	6.32	6.47
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [12]	7.6%	7.7%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [12]	9.0%	9.2%
FAD Payout Ratio [2]	73.32%	101.40%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.5%	63.4%
Occupancy of In-Service Properties	93.4%	92.9%

Capitalization:
Consolidated Debt	$11,846,241	$11,005,558
BXP’s Share of Debt [13]	$11,509,782	$10,721,203
Consolidated Market Capitalization	$34,309,061	$34,306,284
Consolidated Debt/Consolidated Market Capitalization	34.53%	32.08%
BXP’s Share of Market Capitalization [13]	$33,972,602	$34,021,929
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	33.88%	31.51%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 7.

[2]	For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	Upon the adoption of ASU 2016-02 - “Leases” on January 1, 2019, Recoveries from tenants are included in Lease revenue.

[4]
Upon the adoption of ASU 2016-02 - “Leases” on January 1, 2019, Service income from tenants are included in Lease revenue. Prior to adoption, these amounts were included within the line Development and management services revenue.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[6]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

Q2 2019
Financial highlights (continued)

[7]	For the three months ended June 30, 2019, includes the Company’s share of the gain on sale of 540 Madison Avenue totaling approximately $47.8 million, see pages 13 and 35.

[8]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 35.

[9]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 32.

[10]	For a quantitative reconciliation for the three months ended June 30, 2019 and March 31, 2019, see page 30.

[11]	For a quantitative reconciliation for the three months ended June 30, 2019 and March 31, 2019, see page 29.

[12]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 11.

[13]	For a quantitative reconciliation for June 30, 2019, see page 26.

Q2 2019
Consolidated Balance Sheets

(unaudited and in thousands)

	30-Jun-19	31-Mar-19
ASSETS
Real estate	$20,858,468	$20,835,575
Construction in progress	812,408	647,469
Land held for future development	272,332	258,221
Right of use assets - finance leases	187,269	187,292
Right of use assets - operating leases	149,839	151,166
Less accumulated depreciation	(5,050,606)	(4,962,959)
Total real estate	17,229,710	17,116,764
Cash and cash equivalents	1,087,001	360,091
Cash held in escrows	75,923	72,207
Investments in securities	33,411	32,052
Tenant and other receivables, net	87,727	92,462
Related party note receivable	80,000	80,000
Note receivable	19,718	19,593
Accrued rental income, net	973,167	954,063
Deferred charges, net	676,082	666,320
Prepaid expenses and other assets	68,701	131,472
Investments in unconsolidated joint ventures	936,835	976,580
Total assets	$21,268,275	$20,501,604

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,956,833	$2,959,908
Unsecured senior notes, net	8,390,708	7,547,043
Unsecured line of credit	—	—
Unsecured term loan, net	498,700	498,607
Lease liabilities- finance leases	172,902	173,123
Lease liabilities - operating leases	199,344	199,653
Accounts payable and accrued expenses	418,429	328,885
Dividends and distributions payable	165,419	165,352
Accrued interest payable	89,289	89,171
Other liabilities	355,984	369,575
Total liabilities	13,247,608	12,331,317

Commitments and contingencies	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at June 30, 2019 and March 31, 2019	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,642,030 and 154,594,386 issued and 154,563,130 and 154,515,486 outstanding at June 30, 2019 and March 31, 2019, respectively	1,546	1,545
Additional paid-in capital	6,278,961	6,414,612
Dividends in excess of earnings	(710,592)	(728,083)
Treasury common stock at cost, 78,900 shares at June 30, 2019 and March 31, 2019	(2,722)	(2,722)
Accumulated other comprehensive loss	(51,340)	(48,734)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,715,853	5,836,618

Noncontrolling interests:
Common units of the Operating Partnership	608,593	623,061
Property partnerships	1,696,221	1,710,608
Total equity	8,020,667	8,170,287

Total liabilities and equity	$21,268,275	$20,501,604

Q2 2019
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-19	31-Mar-19
Revenue
Lease	$680,189	$679,251
Parking and other	26,319	24,906
Hotel revenue	14,844	8,938
Development and management services	9,986	9,277
Direct reimbursements of payroll and related costs from management services contracts	2,403	3,395
Total revenue	733,741	725,767
Expenses
Operating	127,939	127,857
Real estate taxes	129,620	129,660
Demolition costs	412	—
Hotel operating	9,080	7,863
General and administrative [1]	35,071	41,762
Payroll and related costs from management services contracts	2,403	3,395
Transaction costs	417	460
Depreciation and amortization	177,411	164,594
Total expenses	482,353	475,591
Other income (expense)
Income from unconsolidated joint ventures	47,964	213
Gains (losses) on sales of real estate	1,686	(905)
Gains from investments in securities [1]	1,165	2,969
Interest and other income	3,615	3,753
Impairment loss [2]	—	(24,038)
Interest expense	(102,357)	(101,009)
Net income	203,461	131,159
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,482)	(18,830)
Noncontrolling interest - common units of the Operating Partnership [3]	(19,036)	(11,599)
Net income attributable to Boston Properties, Inc.	166,943	100,730
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$164,318	$98,105

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.06	$0.63
Net income attributable to Boston Properties, Inc. per share - diluted	$1.06	$0.63

_____________

[1]
General and administrative expense includes $1.2 million and $3.0 million and Gains from investments in securities include $1.2 million and $3.0 million for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the Company’s deferred compensation plan.

[2]	For the period ended March 31, 2019, includes the impairment loss resulting from the anticipated sale of the Company’s One Tower Center located in East Brunswick, NJ.

[3]	For additional detail, see page 7.

Q2 2019
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-19	31-Mar-19
Net income attributable to Boston Properties, Inc. common shareholders	$164,318	$98,105
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	19,036	11,599
Noncontrolling interests in property partnerships	17,482	18,830
Net income	203,461	131,159
Add:
Depreciation and amortization expense	177,411	164,594
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,869)	(18,002)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	14,778	15,470
Corporate-related depreciation and amortization	(412)	(395)
Impairment loss	—	24,038
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures	47,757	—
Gains (losses) on sales of real estate	1,686	(905)
Noncontrolling interests in property partnerships	17,482	18,830
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	307,819	296,314
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	31,544	30,307
FFO attributable to Boston Properties, Inc. common shareholders	$276,275	$266,007

Boston Properties, Inc.’s percentage share of Basic FFO	89.75%	89.77%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.25%	10.23%
Basic FFO per share	$1.79	$1.72
Weighted average shares outstanding - basic	154,555	154,525
Diluted FFO per share	$1.78	$1.72
Weighted average shares outstanding - diluted	154,874	154,844

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-19	31-Mar-19
Basic FFO	$307,819	$296,314
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	307,819	296,314
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	31,486	30,251
Boston Properties, Inc.’s share of Diluted FFO	$276,333	$266,063

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-19	31-Mar-19
Shares/units for Basic FFO	172,202	172,131
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	319	319
Shares/units for Diluted FFO	172,521	172,450
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,647	17,606
Boston Properties, Inc.’s share of shares/units for Diluted FFO	154,874	154,844

Boston Properties, Inc.’s percentage share of Diluted FFO	89.77%	89.79%
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[2]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 32.

[3]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 35.

Q2 2019
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	30-Jun-19	31-Mar-19
Net income attributable to Boston Properties, Inc. common shareholders	$164,318	$98,105
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	19,036	11,599
Noncontrolling interests in property partnerships	17,482	18,830
Net income	203,461	131,159
Add:
Depreciation and amortization expense	177,411	164,594
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,869)	(18,002)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	14,778	15,470
Corporate-related depreciation and amortization	(412)	(395)
Impairment loss	—	24,038
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures	47,757	—
Gains (losses) on sales of real estate	1,686	(905)
Noncontrolling interests in property partnerships	17,482	18,830
Preferred dividends	2,625	2,625
Basic FFO	307,819	296,314
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	1,587	1,052
BXP’s Share of hedge amortization [1]	1,435	1,435
Straight-line ground rent expense adjustment [5]	1,019	975
Stock-based compensation	10,394	15,050
Non-real estate depreciation	412	395
Unearned portion of capitalized fees from consolidated joint ventures [6]	4,092	697
Less:
BXP’s Share of straight-line rent [1]	18,653	23,255
BXP’s Share of fair value lease revenue [1,7]	5,124	5,297
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	51,822	108,943
BXP’s Share of maintenance capital expenditures [1,8]	27,016	15,064
Hotel improvements, equipment upgrades and replacements	424	1,654
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$223,719	$161,705

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	164,041	163,975

FAD Payout Ratio[1] (B÷A)	73.32%	101.40%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[2]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 32.

[3]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 35.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[5]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[6]	See page 59 for additional information.

[7]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[8]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	30-Jun-19	30-Jun-18
Net income attributable to Boston Properties, Inc. common shareholders	$164,318	$128,681
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	166,943	131,306
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	19,036	14,859
Noncontrolling interest in property partnerships	17,482	14,400
Net income	203,461	160,565
Add:
Interest expense	102,357	92,204
Depreciation and amortization expense	177,411	156,417
Transaction costs	417	474
Payroll and related costs from management services contracts	2,403	1,970
General and administrative expense	35,071	28,468
Less:
Interest and other income	3,615	2,579
Gains from investments in securities	1,165	505
Gains on sales of real estate	1,686	18,292
Income from unconsolidated joint ventures	47,964	769
Direct reimbursements of payroll and related costs from management services contracts	2,403	1,970
Development and management services revenue	9,986	9,305
Net Operating Income (NOI)	454,301	406,678
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	24,715	16,227
Less:
Partners’ share of NOI from consolidated joint ventures (after priority allocations and income allocation to private REIT shareholders) [2]	45,562	43,049
BXP’s Share of NOI	433,454	379,856
Less:
Termination income	4,910	718
BXP’s share of termination income from unconsolidated joint ventures [1]	50	(3)
Add:
Partners’ share of termination income from consolidated joint ventures [2]	(9)	—
BXP’s Share of NOI (excluding termination income)	$428,485	$379,141

Net Operating Income (NOI)	$454,301	$406,678
Less:
Termination income	4,910	718
NOI from non Same Properties (excluding termination income) [3]	21,716	7,039
Same Property NOI (excluding termination income)	427,675	398,921
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [2]	45,571	43,049
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	263	84
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	24,665	16,230
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	8,473	1,859
BXP’s Share of Same Property NOI (excluding termination income)	$398,559	$370,327

_____________

[1]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 62.

[2]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 59.

[3]
Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2019 and therefore are no longer a part of the Company’s property portfolio.

Q2 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	30-Jun-19	30-Jun-18
Net income attributable to Boston Properties, Inc. common shareholders	$164,318	$128,681
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	166,943	131,306
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	19,036	14,859
Noncontrolling interest in property partnerships	17,482	14,400
Net income	203,461	160,565
Add:
Interest expense	102,357	92,204
Depreciation and amortization expense	177,411	156,417
Transaction costs	417	474
Payroll and related costs from management services contracts	2,403	1,970
General and administrative expense	35,071	28,468
Less:
Interest and other income	3,615	2,579
Gains from investments in securities	1,165	505
Gains on sales of real estate	1,686	18,292
Income from unconsolidated joint ventures	47,964	769
Direct reimbursements of payroll and related costs from management services contracts	2,403	1,970
Development and management services revenue	9,986	9,305
Net Operating Income (NOI)	454,301	406,678
Less:
Straight-line rent	17,017	19,972
Fair value lease revenue	6,012	6,092
Termination income	4,910	718
Add:
Straight-line ground rent expense adjustment [1]	843	887
Lease transaction costs that qualify as rent inducements [2]	1,438	521
NOI - cash (excluding termination income)	428,643	381,304
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	22,843	8,703
Same Property NOI - cash (excluding termination income)	405,800	372,601
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [4]	41,862	38,408
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	334	153
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	20,357	13,516
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	7,384	1,834
BXP’s Share of Same Property NOI - cash (excluding termination income)	$377,245	$346,028

_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $176 and $116 for the three months ended June 30, 2019 and 2018, respectively. As of June 30, 2019, the Company has remaining lease payments aggregating approximately $26.0 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

[3]
Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2019 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 59.

[5]	For a quantitative reconciliation for the three months ended June 30, 2019, see page 62.

Q2 2019
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-19	30-Jun-18	Change	Change	30-Jun-19	30-Jun-18	Change	Change
Rental Revenue [2]	$662,617	$616,680			$19,027	$18,877
Less: Termination income	4,910	186			—	—
Rental revenue (excluding termination income) [2]	657,707	616,494	$41,213	6.7%	19,027	18,877	$150	0.8%
Less: Operating expenses and real estate taxes	238,262	226,141	12,121	5.4%	10,797	10,309	488	4.7%
NOI (excluding termination income) 2, [3]	$419,445	$390,353	$29,092	7.5%	$8,230	$8,568	$(338)	(3.9)%

Rental revenue (excluding termination income) [2]	$657,707	$616,494	$41,213	6.7%	$19,027	$18,877	$150	0.8%
Less: Straight-line rent and fair value lease revenue	24,165	27,671	(3,506)	(12.7)%	(9)	—	(9)	(100.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	1,438	464	974	209.9%	—	—	—	—%
Subtotal	634,980	589,287	45,693	7.8%	19,036	18,877	159	0.8%
Less: Operating expenses and real estate taxes	238,262	226,141	12,121	5.4%	10,797	10,309	488	4.7%
Add: Straight-line ground rent expense [5]	843	887	(44)	(5.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$397,561	$364,033	$33,528	9.2%	$8,239	$8,568	$(329)	(3.8)%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-19	30-Jun-18	Change	Change	30-Jun-19	30-Jun-18	Change	Change
Rental Revenue [2]	$681,644	$635,557			$24,384	$22,206
Less: Termination income	4,910	186			(6)	(3)
Rental revenue (excluding termination income) [2]	676,734	635,371	$41,363	6.5%	24,390	22,209	$2,181	9.8%
Less: Operating expenses and real estate taxes	249,059	236,450	12,609	5.3%	8,198	7,838	360	4.6%
NOI (excluding termination income) 2, [3]	$427,675	$398,921	$28,754	7.2%	$16,192	$14,371	$1,821	12.7%

Rental revenue (excluding termination income) [2]	$676,734	$635,371	$41,363	6.5%	$24,390	$22,209	$2,181	9.8%
Less: Straight-line rent and fair value lease revenue	24,156	27,671	(3,515)	(12.7)%	3,368	2,754	614	22.3%
Add: Lease transaction costs that qualify as rent inducements [4]	1,438	464	974	209.9%	149	65	84	129.2%
Subtotal	$654,016	$608,164	45,852	7.5%	21,171	19,520	1,651	8.5%
Less: Operating expenses and real estate taxes	249,059	236,450	12,609	5.3%	8,198	7,838	360	4.6%
Add: Straight-line ground rent expense [5]	843	887	(44)	(5.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$405,800	$372,601	$33,199	8.9%	$12,973	$11,682	$1,291	11.1%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-19	30-Jun-18	Change	Change	30-Jun-19	30-Jun-18	Change	Change
Rental Revenue [2]	$73,665	$70,359			$632,363	$587,404
Less: Termination income	(9)	—			4,913	183
Rental revenue (excluding termination income) [2]	73,674	70,359	$3,315	4.7%	627,450	587,221	$40,229	6.9%
Less: Operating expenses and real estate taxes	28,366	27,394	972	3.5%	228,891	216,894	11,997	5.5%
NOI (excluding termination income) 2, [3]	$45,308	$42,965	$2,343	5.5%	$398,559	$370,327	$28,232	7.6%

Rental revenue (excluding termination income) [2]	$73,674	$70,359	$3,315	4.7%	$627,450	$587,221	$40,229	6.9%
Less: Straight-line rent and fair value lease revenue	3,780	4,710	(930)	(19.7)%	23,744	25,715	(1,971)	(7.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	—	—	—	—%	1,587	529	1,058	200.0%
Subtotal	69,894	65,649	4,245	6.5%	605,293	562,035	43,258	7.7%
Less: Operating expenses and real estate taxes	28,366	27,394	972	3.5%	228,891	216,894	11,997	5.5%
Add: Straight-line ground rent expense [5]	—	—	—	—%	843	887	(44)	(5.0)%
NOI - cash (excluding termination income) 2, [3]	$41,528	$38,255	$3,273	8.6%	$377,245	$346,028	$31,217	9.0%
___________________

[1]	Includes 100% share of consolidated joint ventures that are a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

[5]
Excludes the straight-line impact of approximately $176 and $116 for the three months ended June 30, 2019 and 2018, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 10.

[6]	BXP’s Share equals (A) + (B) - (C).

Q2 2019
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-19	31-Mar-19
Maintenance capital expenditures	$27,520	$14,516
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures [1]	13,389	432
Hotel improvements, equipment upgrades and replacements	424	1,654
Subtotal	41,333	16,602
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	640	737
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,692	2,970
BXP’s share of repositioning capital expenditures from unconsolidated JVs	2,138	766
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,144	189
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs [1]	5,326	1,022
BXP’s Share of Capital Expenditures [2]	$39,333	$19,864

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [3]

	Three Months Ended
	30-Jun-19	31-Mar-19
Square feet	814,371	1,622,189
Tenant improvements and lease commissions PSF	$80.60	$79.40

___________________

[1]
Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 767 Fifth Avenue (the GM Building) (60% ownership) in New York City, which is expected to be completed in the second half of 2019.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[3]	Includes 100% of unconsolidated joint ventures.

Q2 2019
Acquisitions and dispositions

For the period from January 1, 2019 through June 30, 2019
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	Leased (%)
Carnegie Center (land parcels)	Princeton, NJ	January 10, 2019	N/A	$42,949	$8,581	$51,530	N/A
Salesforce Tower (remaining 5% ownership interest) [1]	San Francisco, CA	April 1, 2019	1,420,682	186,843	—	186,843	87.9%
Total Acquisitions			1,420,682	$229,792	$8,581	$238,373	87.9%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss) [2]

2600 Tower Oaks Boulevard	Rockville, MD	January 24, 2019	179,421	$22,650	$21,408	$(573)
One Tower Center	East Brunswick, NJ	June 3, 2019	410,310	38,000	36,550	(792)
540 Madison Avenue (60% ownership interest) [3]	New York, NY	June 27, 2019	283,727	310,301	107,109	47,757
164 Lexington Road	Billerica, MA	June 28, 2019	64,140	4,000	3,849	2,498
Total Dispositions			937,598	$374,951	$168,916	$48,890

________________

[1]
Consists of the acquisition of the partner's 5% ownership interest and promoted profits interest for cash totaling approximately $210.9 million, which amount was reduced by approximately $24.1 million to $186.8 million to reflect the repayment of the Company's preferred equity and preferred return in the venture. The partner was entitled to receive an additional promoted payment based on the success of the property, which is included in the total consideration.

[2]	Excludes approximately $0.4 million of losses on sales of real estate recognized during the six months ended June 30, 2019 related to loss amounts from sales of real estate occurring in prior years.

[3]
The gross sale price of approximately $310.3 million includes the assumption by the buyer of the mortgage loan collateralized by the property totaling $120.0 million. Net cash proceeds totaled approximately $178.7 million, of which the Company’s share was approximately $107.1 million, net of transaction costs. The Company’s share of the gain on sale of real estate totaling approximately $47.8 million is included in Income from Unconsolidated Joint Ventures in the Company’s Consolidated Statements of Operations.

Q2 2019
Construction in progress

as of June 30, 2019
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]			Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location						6/30/19
Office and Retail
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	385,000	$140,749	$141,870	$102,300		$77,980	$—	89%		39%	$46
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	485,000	279,624	366,400	—		—	86,776	98%		—%	N/A
17Fifty Presidents Street	Q2 2020	Q3 2020	Reston, VA	276,000	77,338	142,900	—		—	65,562	100%		—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	76,112	97,000	—		—	20,888	63%		2%	—
Dock 72 (50% ownership)	Q3 2019	Q3 2021	Brooklyn, NY	670,000	178,592	243,150	125,000		71,746	11,304	33%		—%	N/A
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	59,548	418,400	—		—	358,852	90%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	627,000	91,697	267,300	—	—	—	175,603	81%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	734,000	75,181	198,900	127,500		—	—	100%		—%	N/A
Reston Gateway	Q4 2022	Q4 2023	Reston, VA	1,062,000	73,532	715,300	—			641,768	80%		—%	N/A
Total Office Properties under Construction				4,870,000	$1,052,373	$2,591,220	$354,800		$149,726	$1,360,753	80%		6%	$46

Residential
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	$118,237	$153,500	$90,000		$41,778	$—	14%		—%	N/A
The Skylyne (MacArthur Station Residences) (402 units) [6]	Q2 2020	Q4 2021	Oakland, CA	324,000	127,135	263,600	—		—	136,465	N/A		—%	N/A
Total Residential Properties under Construction				644,000	$245,372	$417,100	$90,000		$41,778	$136,465	14%		—%	N/A

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q4 2019	Q3 2020	New York, NY	220,000	$114,866	$150,000	$—		$—	$35,134	96%		—%	N/A
Total Redevelopment Properties under Construction				220,000	$114,866	$150,000	$—		$—	$35,134	96%		—%	N/A

Total Properties Under Construction and Redevelopment				5,734,000	$1,412,611	$3,158,320	$444,800		$191,504	$1,532,352	81%	[7]	4%	$46

Q2 2019
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2019

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location					6/30/19
None to date
Total Projects Placed In-Service				—	$—	$—	$—	$—	$—	—%	$—
_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of July 26, 2019 including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2019. See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[6]	Project is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[7]	Excludes residential units.

Q2 2019
Land parcels and purchase options

as of June 30, 2019

OWNED LAND PARCELS

Location	Approximate Developable Square Feet
San Jose, CA [1]	3,277,000
Reston, VA	3,137,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [1]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Total	13,275,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet
Boston, MA	1,300,000
San Francisco, CA	820,000
Brooklyn, NY (50% ownership)	600,000
Washington, DC	482,000
Cambridge, MA	330,000
Total	3,532,000

__________________

[1]	Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 22.

Q2 2019
Leasing activity

for the three months ended June 30, 2019

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,182,365
Less:
Property dispositions/properties taken out of service [1]	473,687
Add:
Properties placed (and partially placed) in-service [2]	147,061
Leases expiring or terminated during the period	1,076,520
Total space available for lease	3,932,259

1st generation leases	239,194
2nd generation leases with new tenants	564,060
2nd generation lease renewals	250,311
Total space leased	1,053,565

Vacant space available for lease at the end of the period	2,878,694
Net (increase)/decrease in available space	303,671

Second generation leasing information: [3]
Leases commencing during the period (SF)	814,371
Weighted average lease term (months)	98
Weighted average free rent period (days)	163
Total transaction costs per square foot [4]	$80.60
Increase (decrease) in gross rents [5]	16.14%
Increase (decrease) in net rents [6]	25.01%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5]	net [6]
Boston	163,214	245,902	409,116	10.25%	17.84%	1,730,604
Los Angeles	—	21,088	21,088	(2.91)%	(4.54)%	31,030
New York	—	158,432	158,432	21.41%	34.37%	192,637
San Francisco	75,980	139,508	215,488	56.16%	78.32%	326,413
Washington, DC	—	249,441	249,441	7.19%	8.64%	146,525
Total / Weighted Average	239,194	814,371	1,053,565	16.14%	25.01%	2,427,209

_____________

[1]
Total square feet of available space associated with property dispositions in Q2 2019 consists of 64,140 square feet at 164 Lexington Road, 50,150 square feet at 540 Madison Avenue and 249,739 square feet at One Tower Center. Total square feet of available space associated with properties taken out of service consists of 109,658 square feet at 325 Main Street.

[2]	Total square feet of property partially placed in-service in Q2 2019 consists of 147,061 square feet at The Hub on Causeway Podium Office.

[3]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 814,371 square feet of second generation leases that commenced in Q2 2019, leases for 640,923 square feet were signed in prior periods.

[4]	Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.

[5]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 589,611 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[6]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 589,611 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[7]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[8]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 173,448.

Q2 2019
Portfolio overview

for the three months ended June 30, 2019
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	12,647,477	887,150	229,670	330,000	14,094,297
Los Angeles	2,180,679	124,770	—	—	2,305,449
New York	10,411,401	345,930	—	—	10,757,331
San Francisco	7,185,770	318,107	—	—	7,503,877
Washington, DC	9,057,829	671,249	822,436	—	10,551,514
Total	41,483,156	2,347,206	1,052,106	330,000	45,212,468
% of Total	91.75%	5.19%	2.33%	0.73%	100.00%

Rental revenue of in-service properties by unit type [1]

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$646,912	$50,803	$8,879	$14,758	$721,352
Less:
Partners’ share from consolidated joint ventures [4]	67,796	6,315	—	—	74,111
Add:
BXP’s share from unconsolidated joint ventures [5]	37,307	1,706	—	—	39,013
BXP’s Share of Rental revenue [1]	$616,423	$46,194	$8,879	$14,758	$686,254
% of Total	89.83%	6.73%	1.29%	2.15%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	25.83%	6.49%	32.32%
Los Angeles	3.59%	—%	3.59%
New York	25.32%	2.24%	27.56%
San Francisco	17.01%	3.38%	20.39%
Washington, DC	6.70%	9.44%	16.14%
Total	78.45%	21.55%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[2]	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 20-23.

[3]	Excludes approximately $86 of revenue from retail tenants that is included in Retail.

[4]	See page 59 for additional information.

[5]	See page 62 for additional information.

[6]
BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 9.

Q2 2019
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Jun-19	31-Mar-19	30-Jun-19	31-Mar-19
Rental Revenue [2]	$8,999	$7,715	$14,844	$8,938
Operating expenses and real estate taxes	4,122	3,774	9,080	7,863
Net Operating Income (NOI) [2]	4,877	3,941	5,764	1,075

Rental Revenue [2]	$8,999	$7,715	$14,844	$8,938
Less: Straight line rent and fair value lease revenue	28	(102)	(6)	(6)
Subtotal	8,971	7,817	14,850	8,944
Less: Operating expenses and real estate taxes	4,122	3,774	9,080	7,863
NOI - cash basis [2]	$4,849	$4,043	$5,770	$1,081

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	30-Jun-19	30-Jun-18	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,405	$2,421	(0.66)%
Average Rental Rate Per Occupied Square Foot	$2.63	$2.68	(1.87)%
Average Physical Occupancy	94.24%	97.03%	(2.88)%
Average Economic Occupancy	93.77%	95.56%	(1.87)%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,481	$4,237	5.76%
Average Rental Rate Per Occupied Square Foot	$4.92	$4.69	4.90%
Average Physical Occupancy	94.96%	92.25%	2.94%
Average Economic Occupancy	95.39%	91.88%	3.82%

Signature at Reston (508 units), Reston, VA [2,3,4]
Average Monthly Rental Rate	$2,378	$2,233	6.49%
Average Rental Rate Per Occupied Square Foot	$2.57	$2.41	6.64%
Average Physical Occupancy	64.37%	13.89%	363.43%
Average Economic Occupancy	58.66%	7.02%	735.61%

Proto Kendall Square (280 units), Cambridge, MA [2,3,5]
Average Monthly Rental Rate	$2,864	N/A	N/A
Average Rental Rate Per Occupied Square Foot	$5.37	N/A	N/A
Average Physical Occupancy	78.81%	N/A	N/A
Average Economic Occupancy	75.91%	N/A	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3]
Average Occupancy	89.10%	90.30%	(1.33)%
Average Daily Rate	$318.28	$317.95	0.10%
Revenue Per Available Room	$283.73	$287.20	(1.21)%

_____________

[1]	Includes retail space.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[3]	Excludes retail space.

[4]	This property was completed and fully placed in-service on June 7, 2018 and is in its initial lease-up period with expected stabilization in the second quarter of 2020.

[5]	This property was completed and fully placed in-service on September 1, 2018 and is in its initial lease-up period with expected stabilization in the third quarter of 2019.

Q2 2019
In-service property listing

as of June 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,766,198	99.2%	$68.36
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,184	97.2%	61.18
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	98.9%	64.05
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	66.46
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	71.92
Prudential Center (retail shops) [3]	CBD Boston MA	1	595,156	97.7%	90.05
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	97.2%	51.11
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	99.1%	73.44
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	60.98
Subtotal		9	7,416,389	98.7%	$67.42

355 Main Street	East Cambridge MA	1	259,639	99.0%	$74.46
90 Broadway	East Cambridge MA	1	223,771	100.0%	65.33
255 Main Street	East Cambridge MA	1	215,394	100.0%	77.64
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.72
150 Broadway	East Cambridge MA	1	177,226	100.0%	49.00
105 Broadway	East Cambridge MA	1	152,664	100.0%	65.16
250 Binney Street	East Cambridge MA	1	67,362	100.0%	45.26
University Place	Mid-Cambridge MA	1	195,282	100.0%	50.66
Subtotal		8	1,486,529	99.8%	$62.99

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	998,365	91.7%	$43.34
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	96.4%	37.20
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	37.15
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	53.00
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	92.8%	38.54
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	94.5%	39.72
200 West Street	Route 128 Mass Turnpike MA	1	256,245	75.1%	39.94
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.65
77 CityPoint	Route 128 Mass Turnpike MA	1	209,708	91.9%	49.28
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.90
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	44.50
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.17
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	56.04
191 Spring Street [5]	Route 128 Northwest MA	1	170,997	100.0%	44.55
Lexington Office Park	Route 128 Northwest MA	2	166,775	79.7%	29.72
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	42.83
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	—%	—
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.88
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	43.59
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	40.11
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	42.12
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	46.26
Subtotal		28	4,603,305	92.6%	$42.31

Boston Office Total:		45	13,506,223	96.8%	$58.68

Residential
Proto Kendall Square (280 units) [5]	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		48	14,094,297

Q2 2019
In-service property listing (continued)

as of June 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,128,600	100.0%	$63.61
Santa Monica Business Park (55% ownership) [4,5]	West Los Angeles CA	14	1,102,607	93.6%	55.00
Santa Monica Business Park Retail (55% ownership) [3,4,5]	West Los Angeles CA	7	74,242	92.3%	57.66
Subtotal		27	2,305,449	96.7%	$59.46

Los Angeles Total:		27	2,305,449	96.7%	$59.46

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,836,702	90.9%	$149.97
399 Park Avenue	Park Avenue NY	1	1,576,007	89.0%	97.83
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,444,272	99.6%	99.38
599 Lexington Avenue	Park Avenue NY	1	1,062,916	98.0%	91.62
Times Square Tower (55% ownership)	Times Square NY	1	1,247,742	99.2%	80.56
250 West 55th Street	Times Square / West Side NY	1	966,965	99.0%	92.85
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	96.4%	137.21
Subtotal		7	8,489,687	95.3%	$106.50

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$36.78
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.18
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	36.13
212 Carnegie Center	Princeton NJ	1	151,547	65.5%	35.71
214 Carnegie Center	Princeton NJ	1	148,942	53.1%	37.36
506 Carnegie Center	Princeton NJ	1	140,312	66.0%	35.51
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	36.53
202 Carnegie Center	Princeton NJ	1	134,381	85.2%	38.99
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	38.83
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.56
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.30
502 Carnegie Center	Princeton NJ	1	121,460	94.8%	36.26
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	40.31
104 Carnegie Center	Princeton NJ	1	102,830	33.4%	37.35
103 Carnegie Center	Princeton NJ	1	96,332	66.9%	31.83
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	34.40
302 Carnegie Center	Princeton NJ	1	64,926	85.4%	36.06
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.58
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	36.36
Subtotal		18	2,267,644	85.2%	$36.51

New York Total:		25	10,757,331	93.2%	$93.00

SAN FRANCISCO
Office
Salesforce Tower [5]	CBD San Francisco CA	1	1,420,682	87.9%	$97.03
Embarcadero Center Four	CBD San Francisco CA	1	940,926	89.2%	76.34
Embarcadero Center One	CBD San Francisco CA	1	822,313	91.6%	72.89
Embarcadero Center Two	CBD San Francisco CA	1	791,645	97.7%	74.28
Embarcadero Center Three	CBD San Francisco CA	1	782,449	96.6%	68.17
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	66.00
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	81.17
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	77.75
Subtotal		9	5,616,123	93.1%	$78.56

601 and 651 Gateway	South San Francisco CA	2	507,379	93.2%	$44.66
611 Gateway	South San Francisco CA	1	258,072	66.6%	43.71

Q2 2019
In-service property listing (continued)

as of June 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
Mountain View Research Park	Mountain View CA	15	542,289	90.1%	52.87
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	75.29
453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	46.61
3625-3635 Peterson Way [6]	Santa Clara CA	1	218,366	100.0%	23.60
North First Business Park [6]	San Jose CA	5	190,636	90.6%	23.95
Subtotal		26	1,887,754	89.6%	$44.69

San Francisco Total:		35	7,503,877	92.2%	$70.27

WASHINGTON, DC
Office
Capital Gallery	Southwest Washington DC	1	631,048	99.5%	$63.34
Metropolitan Square (20% ownership) [4]	East End Washington DC	1	623,831	57.8%	66.99
901 New York Avenue (25% ownership) [4]	East End Washington DC	1	538,740	93.0%	69.39
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.4%	83.19
Market Square North (50% ownership) [4]	East End Washington DC	1	417,768	82.7%	65.85
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	96.11
1330 Connecticut Avenue	CBD Washington DC	1	253,854	89.5%	70.44
Sumner Square	CBD Washington DC	1	208,892	90.3%	53.44
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,860	100.0%	78.24
Subtotal		9	3,842,642	88.8%	$72.80

South of Market	Reston VA	3	623,271	85.3%	$57.40
Fountain Square	Reston VA	2	497,259	82.9%	51.42
One Freedom Square	Reston VA	1	432,585	93.3%	51.39
Two Freedom Square	Reston VA	1	421,757	100.0%	51.40
One and Two Discovery Square	Reston VA	2	366,990	97.2%	47.55
One Reston Overlook	Reston VA	1	319,519	100.0%	42.70
Reston Corporate Center	Reston VA	2	261,046	100.0%	42.83
Democracy Tower	Reston VA	1	259,441	100.0%	56.93
Fountain Square Retail [3]	Reston VA	1	220,503	90.2%	53.12
Two Reston Overlook	Reston VA	1	134,615	82.2%	41.22
Subtotal		15	3,536,986	92.6%	$50.61

Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%	$56.48
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%	42.83
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%	35.68
Kingstowne Two	Springfield VA	1	156,089	68.5%	37.98
Kingstowne One	Springfield VA	1	151,483	86.4%	38.99
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	19.31
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	24.01
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	100.0%	37.81
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	16.95
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	29.92
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.35
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	18.42
8000 Corporate Court	Springfield VA	1	52,539	100.0%	16.01
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	27.34
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	21.58
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	26.71
Annapolis Junction Building Seven (50% ownership) [4]	Anne Arundel County MD	1	127,229	100.0%	35.84
Annapolis Junction Building Eight (50% ownership) [4]	Anne Arundel County MD	1	125,685	—%	—
Annapolis Junction Building Six (50% ownership) [4]	Anne Arundel County MD	1	119,339	75.2%	30.77
Subtotal		20	2,298,729	84.8%	$35.45

Washington, DC Office Total:		44	9,678,357	89.2%	$55.91

Q2 2019
In-service property listing (continued)

as of June 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Residential
Signature at Reston (508 units) [5]	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		46	10,551,514

Total In-Service Properties:		181	45,212,468	93.4%	[7]	$68.53	[7]

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[3]	This is a retail property.

[4]	This is an unconsolidated joint venture property.

[5]	Not included in the Same Property analysis.

[6]	Property held for redevelopment.

[7]	Excludes Hotel and Residential properties. For additional detail, see page 19.

Q2 2019
Top 20 tenants listing and portfolio tenant diversification

as of June 30, 2019
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]
1	salesforce.com [2]	2.83%
2	Arnold & Porter Kaye Scholer	2.78%
3	US Government	1.95%
4	Biogen	1.82%
5	Shearman & Sterling	1.60%
6	Kirkland & Ellis	1.53%
7	Ropes & Gray	1.46%
8	Google	1.41%
9	O’Melveny & Myers	1.18%
10	WeWork	1.11%
11	Wellington Management	1.10%
12	Weil Gotshal & Manges	1.04%
13	Bank of America	0.99%
14	Aramis (Estee Lauder)	0.94%
15	Mass Financial Services	0.93%
16	Morrison & Foerster	0.88%
17	Hunton Andrews Kurth	0.80%
18	Starr Indemnity & Liability Co.	0.78%
19	Accenture	0.77%
20	Smithsonian Institution	0.76%
	BXP’s Share of Annualized Rental Obligations	26.66%
	BXP’s Share of Square Feet	22.73%
NOTABLE SIGNED DEALS [3]

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	850,000
Marriott International	7750 Wisconsin Avenue	734,000
Akamai Technologies	145 Broadway	477,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Millennium Management [4]	399 Park Avenue	309,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[2]	As of June 30, 2019, the Company had commenced revenue recognition on approximately 736,000 square feet of the approximately 889,000 square feet leased to salesforce.com.

[3]	Represents leases signed with occupancy commencing in the future, square feet is estimated.

[4]	As of June 30, 2019, the Company had commenced revenue recognition on approximately 180,000 square feet of the approximately 309,000 square feet leased to Millennium Management.

Q2 2019
Occupancy by location

as of June 30, 2019

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-19	31-Mar-19	30-Jun-19	31-Mar-19	30-Jun-19	31-Mar-19
Boston	98.9%	98.0%	92.6%	93.4%	96.8%	96.5%
Los Angeles	96.7%	96.0%	—%	—%	96.7%	96.0%
New York	95.3%	94.5%	85.2%	77.3%	93.2%	90.5%
San Francisco	93.1%	91.8%	89.6%	87.5%	92.2%	90.7%
Washington, DC	88.8%	92.8%	89.5%	90.8%	89.2%	91.6%
Total Portfolio	95.2%	95.0%	89.8%	88.8%	93.4%	92.9%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-19	30-Jun-18	30-Jun-19	30-Jun-18	30-Jun-19	30-Jun-18
Boston	98.9%	96.5%	92.3%	92.9%	96.7%	95.3%
Los Angeles	100.0%	87.7%	—%	—%	100.0%	87.7%
New York	95.3%	90.5%	85.2%	81.8%	93.2%	88.7%
San Francisco	94.9%	91.5%	89.6%	87.1%	93.2%	90.2%
Washington, DC	88.8%	90.7%	89.5%	91.1%	89.2%	90.9%
Total Portfolio	95.7%	92.6%	89.7%	89.7%	93.6%	91.5%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

Q2 2019
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,985,625
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	8,450,000
Outstanding Principal	11,935,625
Discount on Unsecured Senior Notes	(18,802)
Deferred Financing Costs, Net	(70,582)
Consolidated Debt	$11,846,241
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
New Dominion Technology Park, Building One	January 15, 2021	7.84%	7.69%	$28,205
University Place	August 1, 2021	6.99%	6.94%	4,630
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	652,790
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,985,625
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	November 15, 2020	5.71%	5.63%	$700,000
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
				$8,450,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,563	154,563	$19,938,627
Common Operating Partnership Units	18,017	18,017	2,324,193
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,580	$22,462,820

Consolidated Debt (A)			$11,846,241
Add: BXP’s share of unconsolidated joint venture debt [3]			865,894
Less: Partners’ share of consolidated debt [4]			1,202,353
BXP’s Share of Debt [5] (B)			$11,509,782

Consolidated Market Capitalization (C)			$34,309,061
BXP’s Share of Market Capitalization [5] (D)			$33,972,602
Consolidated Debt/Consolidated Market Capitalization (A÷C)			34.53%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			33.88%
_____________

[1]	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa1 (stable) by S&P, Fitch and Moody’s, respectively.

[2]	Values based on June 28, 2019 closing price of $129.00 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 33.

[4]	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

Q2 2019
Debt analysis [1]

as of June 30, 2019
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at June 30, 2019	Letters of Credit	Remaining Capacity at June 30, 2019
Unsecured Line of Credit	$1,500,000	$—	$214	$1,499,786
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	75.04%	3.87%	3.96%	5.5
Secured Debt	24.96%	3.77%	3.94%	6.7
Consolidated Debt	100.00%	3.85%	3.95%	5.8

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	4.21%	3.34%	3.43%	2.8
Fixed Rate Debt	95.79%	3.87%	3.98%	5.9
Consolidated Debt	100.00%	3.85%	3.95%	5.8

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 33.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q2 2019
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2019 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	43.7%	40.4%
Secured Debt/Total Assets	Less than 50%	14.1%	13.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.19	4.19
Unencumbered Assets/ Unsecured Debt	Greater than 150%	252.5%	273.3%

_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2019
Net Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash [1]

	Three Months Ended
	30-Jun-19	31-Mar-19
Net income attributable to Boston Properties, Inc. common shareholders	$164,318	$98,105
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	19,036	11,599
Noncontrolling interest in property partnerships	17,482	18,830
Net income	203,461	131,159
Add:
Interest expense	102,357	101,009
Losses from early extinguishments of debt	—	—
Depreciation and amortization expense	177,411	164,594
Impairment loss	—	24,038
Less:
Gains (losses) on sales of real estate	1,686	(905)
Income from unconsolidated joint ventures	47,964	213
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	25,012	25,671
EBITDAre [1]	458,591	447,163
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	45,975	47,482
BXP’s Share of EBITDAre [1] (A)	412,616	399,681
Add:
Stock-based compensation expense	10,394	15,050
Straight-line ground rent expense adjustment	1,019	975
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	1,587	1,052
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of straight-line rent [1]	18,653	23,255
BXP’s Share of fair value lease revenue [1]	5,124	5,297
BXP’s Share of EBITDAre – cash [1]	$401,839	$388,206

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,650,464	$1,598,724
Reconciliation of BXP’s Share of Net Debt [1]

	30-Jun-19	31-Mar-19
Consolidated debt	$11,846,241	$11,005,558
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	1,087,001	360,091
Cash held in escrow for 1031 exchange	25,174	22,958
Net debt [1]	10,734,066	10,622,509
Add:
BXP’s share of unconsolidated joint venture debt [2]	865,894	919,217
Partners’ share of cash and cash equivalents from consolidated joint ventures	106,050	104,068
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	79,847	100,576
Partners’ share of consolidated joint venture debt [3]	1,202,353	1,203,572
BXP’s Share of Net Debt [1] (B)	$10,423,810	$10,341,646

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.32	6.47
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[2]	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2019, see pages 33 and 61.

[3]	For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2019, see pages 31 and 59.

[4]	BXP’s Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2019
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-19	31-Mar-19
BXP’s Share of interest expense [1]	$101,760	$100,347
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	2,918	2,909
Adjusted interest expense excluding capitalized interest (A)	97,407	96,003
Add:
BXP’s Share of capitalized interest [1]	14,217	12,585
Adjusted interest expense including capitalized interest (B)	$111,624	$108,588

BXP’s Share of EBITDAre – cash [1,2] (C)	$401,839	$388,206

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.13	4.04
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.60	3.58

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-19	31-Mar-19
BXP’s Share of interest expense [1]	$101,760	$100,347
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	2,918	2,909
Add:
BXP’s Share of capitalized interest [1]	14,217	12,585
BXP’s Share of maintenance capital expenditures [1]	27,016	15,064
Hotel improvements, equipment upgrades and replacements	424	1,654
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$141,689	$127,931

BXP’s Share of EBITDAre – cash [1,2] (B)	$401,839	$388,206
Fixed Charge Coverage Ratio (B÷A)	2.84	3.03

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[2]	For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 29.

Q2 2019
Consolidated joint ventures

as of June 30, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,251,329	$2,203,175	$5,454,504
Cash and cash equivalents	87,997	157,447	245,444
Other assets	274,110	350,512	624,622
Total assets	$3,613,436	$2,711,134	$6,324,570

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,272,235	$651,870	$2,924,105
Other liabilities	125,318	79,921	205,239
Total liabilities	2,397,553	731,791	3,129,344
Equity:
Boston Properties, Inc.	731,065	767,840	1,498,905
Noncontrolling interests	484,818	1,211,503	1,696,321	[2]
Total equity	1,215,883	1,979,343	3,195,226
Total liabilities and equity	$3,613,436	$2,711,134	$6,324,570

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$35,199	$70,851	$106,050

Partners’ share of consolidated debt [3,4]	$909,011	$293,342	$1,202,353

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

[3]	Amounts represent the partners’ share based on their respective ownership percentages.

[4]	Amounts adjusted for basis differentials.

Q2 2019
Consolidated joint ventures (continued)

for the three months ended June 30, 2019
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease[1]	$65,840	$96,339	$162,179
Straight-line rent	2,297	2,058	4,355
Fair value lease revenue	4,526	119	4,645
Termination income	(23)	—	(23)
Total lease revenue	72,640	98,516	171,156
Parking and other	2	1,604	1,606
Total rental revenue[2]	72,642	100,120	172,762
Expenses
Operating	29,613	33,808	63,421
Net Operating Income (NOI)	43,029	66,312	109,341

Other income (expense)
Interest and other income	532	667	1,199
Interest expense	(20,214)	(5,640)	(25,854)
Depreciation and amortization expense	(21,567)	(20,633)	(42,200)
General and administrative expense	(22)	(119)	(141)
Total other income (expense)	(41,271)	(25,725)	(66,996)
Net income	$1,758	$40,587	$42,345

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$1,758	$40,587	$42,345
Add: Depreciation and amortization expense	21,567	20,633	42,200
Entity FFO	$23,325	$61,220	$84,545

Partners’ NCI [3]	$73	$17,409	$17,482
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	8,609	9,260	17,869
Partners’ share FFO [3]	$8,682	$26,669	$35,351

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$1,685	$23,178	$24,863
Depreciation and amortization expense - BXP’s basis difference	43	56	99
BXP’s share of depreciation and amortization expense	12,915	11,317	24,232
BXP’s share of FFO	$14,643	$34,551	$49,194
_____________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[3]	Amounts represent the partners’ share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q2 2019
Unconsolidated joint ventures [1]

as of June 30, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue [3]	60.00%	$9,200	$—	—	—%	—%
Santa Monica Business Park	55.00%	169,040	163,252	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	254,122	274,583	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	91,134	69,198	December 18, 2020	4.69%	5.83%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	58,637	76,929	September 6, 2021	4.69%	5.16%
Residential	50.00%	48,201	41,056	April 19, 2022	4.44%	4.72%
100 Causeway Street	50.00%	69,551	—	—	—%	—%
Hotel Air Rights	50.00%	3,626	—	—	—%	—%
1001 6th Street	50.00%	42,473	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters) [4]	50.00%	70,122	—	April 26, 2023	N/A	N/A
Annapolis Junction	50.00%	25,290	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	6,383	November 17, 2020	4.44%	4.67%
Annapolis Junction Building Seven and Eight	50.00%	—	17,538	December 7, 2019	4.83%	5.11%
1265 Main Street	50.00%	4,125	19,107	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(5,518)	58,678	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	37,521	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(5,451)	31,431	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [5]	25.00%	47,966	19,936	July 13, 2023	5.95%	6.03%
901 New York Avenue	25.00%	(12,859)	56,004	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	5,827	31,799	May 5, 2020	5.75%	5.81%
		913,007
Investments with deficit balances reflected within Other Liabilities		23,828
Investment in Joint Ventures		$936,835
Mortgage/Construction Loans Payable, Net			$865,894
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	26.68%	4.76%	5.34%	2.1
Fixed Rate Debt	73.32%	3.96%	4.03%	6.3
Total Debt	100.00%	4.17%	4.38%	5.2

Q2 2019
Unconsolidated joint ventures (continued) [1]

_____________

[1]	Amounts represent BXP’s share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	The property was sold on June 27, 2019, for additional detail see page 13.

[4]	No amounts have been drawn under the $255.0 million construction facility.

[5]	The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable on the Company’s Consolidated Balance Sheets.

Q2 2019
Unconsolidated joint ventures (continued)

for the three months ended June 30, 2019
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	540 Madison Avenue [1]	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [2]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [3]	Total Unconsolidated Joint Ventures
Revenue
Lease [4]	$5,889	$4,783	$3,140	$8,281		$1,878	$4,572	$16,953		$15,528	$2,277	$63,301
Straight-line rent	21	859	3,049	214		59	(61)	1,857		1,101	474	7,573
Fair value lease revenue	—	—	—	—		—	—	71		940	—	1,011
Termination income	—	—	(31)	—		—	—	—		101	—	70
Total lease revenue	5,910	5,642	6,158	8,495		1,937	4,511	18,881		17,670	2,751	71,955
Parking and other	130	209	633	395		55	125	2,703		1,898	1,374	7,522
Total rental revenue [5]	6,040	5,851	6,791	8,890		1,992	4,636	21,584		19,568	4,125	79,477
Expenses
Operating	3,213	2,504	3,080	3,548		714	1,835	6,170		7,228	1,921	30,213
Net operating income	2,827	3,347	3,711	5,342		1,278	2,801	15,414		12,340	2,204	49,264

Other income/(expense)
Interest and other income	98	91	—	96		84	24	219		1	294	907
Interest expense	(1,033)	(1,448)	(2,023)	(2,075)		(611)	(1,116)	(4,979)		(7,002)	(515)	(20,802)
Depreciation and amortization expense	(1,905)	(1,076)	(2,198)	(1,524)		(728)	(944)	(4,932)		(9,551)	(1,960)	(24,818)
General and administrative expense	(2)	(5)	(12)	(24)		—	(1)	(2)		(27)	(29)	(102)
Gain on sale of real estate	34,572	—	—	—		—	—	—		—	—	34,572
Total other income/(expense)	31,730	(2,438)	(4,233)	(3,527)		(1,255)	(2,037)	(9,694)		(16,579)	(2,210)	(10,243)
Net income/(loss)	$34,557	$909	$(522)	$1,815		$23	$764	$5,720		$(4,239)	$(6)	$39,021

BXP’s nominal ownership percentage	60%	50%	20%	25%		50%	30%	50%		55%

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$20,734	$455	$(104)	$434	[6]	$12	$229	$2,860		$(2,331)	$108	$22,397
Basis differential
Straight-line rent	$—	$—	$—	$—		$—	$—	$537	[7]	$—	$—	$537
Fair value lease revenue	—	—	—	—		—	—	423	[7]	—	—	423
Depreciation and amortization expense	162	(45)	10	(56)		(6)	—	(2,455)		6	(22)	(2,406)
Gain on sale of real estate	27,013	—	—	—		—	—	—		—	—	27,013
Total basis differential [8]	27,175	(45)	10	(56)		(6)	—	(1,495)	[7]	6	(22)	25,567
Income/(loss) from unconsolidated joint ventures	47,909	410	(94)	378	[6]	6	229	1,365		(2,325)	86	47,964
Add:
BXP’s share of depreciation and amortization expense	982	582	429	1,197	[6]	369	283	4,921		5,246	769	14,778
Less:
BXP’s share of gain on sale of real estate	47,757	—	—	—		—	—	—		—	—	47,757
BXP’s share of FFO	$1,134	$992	$335	$1,575		$375	$512	$6,286		$2,921	$855	$14,985

Q2 2019
Unconsolidated joint ventures (continued)

_____________

[1]	The property was sold on June 27, 2019, for additional detail see page 13.

[2]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[3]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[4]	Lease revenue includes recoveries from tenants and service income from tenants.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[6]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[7]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[8]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2019
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	1,253,951	1,100,234	52,831,468	48.02	52,910,748	48.09	2.99%	[4]
2020	2,907,900	2,552,621	145,185,669	56.88	149,845,202	58.70	6.93%
2021	3,319,626	3,050,264	165,729,031	54.33	172,584,658	56.58	8.28%
2022	3,294,697	3,043,425	191,166,179	62.81	196,864,155	64.69	8.26%
2023	1,955,052	1,783,391	114,451,051	64.18	125,112,760	70.15	4.84%
2024	3,399,023	3,108,272	188,629,146	60.69	199,467,866	64.17	8.43%
2025	2,414,540	2,072,332	133,566,296	64.45	148,889,636	71.85	5.62%
2026	3,033,508	2,352,351	171,939,504	73.09	191,251,044	81.30	6.38%
2027	1,961,638	1,723,208	107,603,906	62.44	123,691,692	71.78	4.68%
2028	2,300,587	2,160,969	148,544,446	68.74	169,662,111	78.51	5.86%
Thereafter	12,576,042	10,688,528	776,677,024	72.66	978,153,986	91.51	29.00%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	37,384	28,006	1,833,849	65.48	1,833,849	65.48	1.32%	[4]
2020	167,821	156,117	10,521,707	67.40	10,550,499	67.58	7.38%
2021	132,563	117,400	16,480,654	140.38	16,615,684	141.53	5.55%
2022	217,733	191,254	14,927,446	78.05	15,226,702	79.62	9.04%
2023	224,653	220,091	17,626,458	80.09	18,503,708	84.07	10.40%
2024	120,668	114,359	8,586,202	75.08	9,240,183	80.80	5.40%
2025	154,587	153,745	9,700,326	63.09	10,762,536	70.00	7.26%
2026	117,262	99,942	13,766,260	137.74	15,325,441	153.34	4.72%
2027	108,867	103,600	13,487,671	130.19	15,155,942	146.29	4.90%
2028	258,752	240,887	14,102,854	58.55	15,598,742	64.76	11.38%
Thereafter	607,767	533,816	48,144,987	90.19	75,617,492	141.65	25.22%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	1,291,335	1,128,240	54,665,317	48.45	54,744,597	48.52	2.89%	[4]
2020	3,075,721	2,708,738	155,707,376	57.48	160,395,701	59.21	6.95%
2021	3,452,189	3,167,664	182,209,685	57.52	189,200,342	59.73	8.13%
2022	3,512,430	3,234,679	206,093,625	63.71	212,090,857	65.57	8.30%
2023	2,179,705	2,003,482	132,077,509	65.92	143,616,468	71.68	5.14%
2024	3,519,691	3,222,631	197,215,348	61.20	208,708,049	64.76	8.27%
2025	2,569,127	2,226,077	143,266,622	64.36	159,652,172	71.72	5.71%
2026	3,150,770	2,452,293	185,705,764	75.73	206,576,485	84.24	6.29%
2027	2,070,505	1,826,808	121,091,577	66.29	138,847,634	76.01	4.69%
2028	2,559,339	2,401,856	162,647,300	67.72	185,260,853	77.13	6.16%
Thereafter	13,183,809	11,222,344	824,822,011	73.50	1,053,771,478	93.90	28.79%
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Lease expirations - Boston region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	357,390	357,390	16,756,615	46.89	16,756,615	46.89
2020	294,241	294,241	17,408,118	59.16	18,177,898	61.78
2021	845,881	774,620	35,580,303	45.93	36,204,901	46.74
2022	953,201	894,114	43,744,930	48.93	44,289,910	49.53
2023	692,733	636,786	37,431,878	58.78	39,990,943	62.80
2024	893,738	866,209	44,484,413	51.36	47,485,724	54.82
2025	965,531	949,016	51,666,528	54.44	55,993,878	59.00
2026	1,119,926	899,512	59,397,774	66.03	65,580,893	73.53
2027	625,970	625,970	33,946,695	54.23	38,384,315	61.32
2028	1,033,415	1,033,415	63,592,197	61.54	69,150,776	66.91
Thereafter	4,300,446	3,815,533	224,238,592	58.77	282,139,381	73.94

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	2,179	2,179	275,475	126.42	275,475	126.42
2020	69,736	69,736	4,928,368	70.67	4,930,480	70.70
2021	30,101	22,919	2,077,241	90.63	2,109,956	92.06
2022	58,419	58,102	3,945,913	67.91	4,027,740	69.32
2023	80,258	80,258	7,911,674	98.58	8,270,408	103.05
2024	73,130	73,130	5,112,365	69.91	5,381,202	73.58
2025	48,879	48,879	4,428,938	90.61	5,025,567	102.82
2026	19,020	19,020	5,280,112	277.61	5,961,072	313.41
2027	64,268	64,268	10,613,603	165.15	11,848,745	184.36
2028	168,757	167,407	11,794,130	70.45	13,019,497	77.77
Thereafter	235,654	226,121	11,258,406	49.79	12,934,871	57.20

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	359,569	359,569	17,032,090	47.37	17,032,090	47.37
2020	363,977	363,977	22,336,486	61.37	23,108,378	63.49
2021	875,982	797,539	37,657,544	47.22	38,314,857	48.04
2022	1,011,620	952,216	47,690,843	50.08	48,317,650	50.74
2023	772,991	717,044	45,343,552	63.24	48,261,351	67.31
2024	966,868	939,339	49,596,778	52.80	52,866,926	56.28
2025	1,014,410	997,895	56,095,466	56.21	61,019,445	61.15
2026	1,138,946	918,532	64,677,886	70.41	71,541,965	77.89
2027	690,238	690,238	44,560,298	64.56	50,233,060	72.78
2028	1,202,172	1,200,822	75,386,327	62.78	82,170,273	68.43
Thereafter	4,536,100	4,041,654	235,496,998	58.27	295,074,252	73.01
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2019
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	295,527	295,527	13,700,489	46.36	13,700,489	46.36
Q4 2019	61,863	61,863	3,056,126	49.40	3,056,126	49.40
Total 2019	357,390	357,390	16,756,615	46.89	16,756,615	46.89

Q1 2020	18,521	18,521	1,123,190	60.64	1,123,190	60.64
Q2 2020	55,386	55,386	3,824,311	69.05	3,970,139	71.68
Q3 2020	77,077	77,077	4,714,465	61.17	5,248,553	68.09
Q4 2020	143,257	143,257	7,746,152	54.07	7,836,016	54.70
Total 2020	294,241	294,241	17,408,118	59.16	18,177,898	61.78

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	308	308	86,899	282.14	86,899	282.14
Q4 2019	1,871	1,871	188,576	100.79	188,576	100.79
Total 2019	2,179	2,179	275,475	126.42	275,475	126.42

Q1 2020	12,714	12,714	1,105,653	86.96	1,105,653	86.96
Q2 2020	40,729	40,729	2,764,331	67.87	2,764,331	67.87
Q3 2020	15,852	15,852	850,508	53.65	850,508	53.65
Q4 2020	441	441	207,876	471.37	209,988	476.16
Total 2020	69,736	69,736	4,928,368	70.67	4,930,480	70.70

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	295,835	295,835	13,787,388	46.60	13,787,388	46.60
Q4 2019	63,734	63,734	3,244,702	50.91	3,244,702	50.91
Total 2019	359,569	359,569	17,032,090	47.37	17,032,090	47.37

Q1 2020	31,235	31,235	2,228,843	71.36	2,228,843	71.36
Q2 2020	96,115	96,115	6,588,642	68.55	6,734,470	70.07
Q3 2020	92,929	92,929	5,564,973	59.88	6,099,061	65.63
Q4 2020	143,698	143,698	7,954,028	55.35	8,046,004	55.99
Total 2020	363,977	363,977	22,336,486	61.37	23,108,378	63.49
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2019
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	33,867	18,416	969,346	52.64	990,292	53.77
2020	409,367	218,738	11,592,109	53.00	13,877,495	63.44
2021	351,944	178,834	11,621,472	64.98	12,434,970	69.53
2022	43,921	22,274	1,308,601	58.75	1,438,953	64.60
2023	156,821	82,651	5,015,448	60.68	5,742,982	69.49
2024	111,182	61,150	3,600,929	58.89	4,163,122	68.08
2025	193,344	96,995	5,369,744	55.36	6,428,054	66.27
2026	429,693	236,331	13,957,835	59.06	17,534,914	74.20
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	195,594	97,797	6,810,228	69.64	9,266,641	94.75
Thereafter	159,310	79,655	5,606,905	70.39	8,338,944	104.69
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	2,000	1,000	6,846	6.85	6,846	6.85
2020	22,865	12,576	668,632	53.17	677,850	53.90
2021	—	—	—	—	—	—
2022	39,888	21,850	579,341	26.51	650,374	29.77
2023	1,405	703	44,159	62.86	47,180	67.16
2024	2,333	1,283	103,165	80.40	125,516	97.82
2025	—	—	—	—	—	—
2026	5,827	3,205	266,549	83.17	326,157	101.77
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
Thereafter	17,993	8,997	439,667	48.87	591,887	65.79

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	35,867	19,416	976,192	50.28	997,138	51.36
2020	432,232	231,314	12,260,741	53.00	14,555,345	62.92
2021	351,944	178,834	11,621,472	64.98	12,434,970	69.53
2022	83,809	44,124	1,887,942	42.79	2,089,327	47.35
2023	158,226	83,354	5,059,607	60.70	5,790,162	69.46
2024	113,515	62,433	3,704,094	59.33	4,288,638	68.69
2025	193,344	96,995	5,369,744	55.36	6,428,054	66.27
2026	435,520	239,536	14,224,384	59.38	17,861,071	74.57
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	195,594	97,797	6,810,228	69.64	9,266,641	94.75
Thereafter	177,303	88,652	6,046,572	68.21	8,930,831	100.74
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2019
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	6,413	3,527	73,996	20.98	73,996	20.98
Q4 2019	27,454	14,889	895,349	60.14	916,296	61.54
Total 2019	33,867	18,416	969,346	52.64	990,292	53.77

Q1 2020	18,029	9,916	524,923	52.94	528,999	53.35
Q2 2020	18,546	10,200	589,503	57.79	605,683	59.38
Q3 2020	16,483	9,066	558,072	61.56	575,734	63.51
Q4 2020	356,309	189,556	9,919,612	52.33	12,167,080	64.19
Total 2020	409,367	218,738	11,592,109	53.00	13,877,495	63.44

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	2,000	1,000	6,846	6.85	6,846	6.85
Q4 2019	—	—	—	—	—	—
Total 2019	2,000	1,000	6,846	6.85	6,846	6.85

Q1 2020	14,488	7,968	483,719	60.70	483,719	60.70
Q2 2020	—	—	—	—	—	—
Q3 2020	8,377	4,607	184,913	40.13	194,131	42.14
Q4 2020	—	—	—	—	—	—
Total 2020	22,865	12,576	668,632	53.17	677,850	53.90

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	8,413	4,527	80,842	17.86	80,842	17.86
Q4 2019	27,454	14,889	895,349	60.13	916,296	61.54
Total 2019	35,867	19,416	976,192	50.28	997,138	51.36

Q1 2020	32,517	17,884	1,008,642	56.40	1,012,718	56.63
Q2 2020	18,546	10,200	589,503	57.79	605,683	59.38
Q3 2020	24,860	13,673	742,985	54.34	769,865	56.31
Q4 2020	356,309	189,556	9,919,612	52.33	12,167,080	64.19
Total 2020	432,232	231,314	12,260,741	53.00	14,555,345	62.92
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2019
Lease expirations - New York region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	178,873	135,848	8,842,169	65.09	8,843,007	65.09	[4]
2020	735,445	604,321	44,094,887	72.97	44,264,930	73.25
2021	291,024	274,171	21,958,847	80.09	21,960,406	80.10
2022	970,553	824,198	74,392,389	90.26	74,871,593	90.84
2023	240,378	209,139	18,121,472	86.65	19,052,486	91.10
2024	1,095,959	922,932	64,485,998	69.87	65,610,365	71.09
2025	523,965	452,228	39,586,680	87.54	43,065,030	95.23
2026	741,117	530,692	43,066,115	81.15	45,493,379	85.72
2027	458,337	378,196	24,447,948	64.64	28,055,621	74.18
2028	260,250	238,204	21,785,899	91.46	23,552,144	98.87
Thereafter	4,156,808	3,285,740	296,290,175	90.17	378,124,889	115.08

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	761	761	51,770	68.03	51,770	68.03
2020	1,600	1,600	329,552	205.97	329,552	205.97
2021	26,225	19,715	8,978,584	455.42	8,982,329	455.61
2022	39,689	34,884	5,958,927	170.82	5,970,218	171.14
2023	1,847	1,108	1,174,539	1,059.86	1,358,698	1,226.04
2024	3,075	3,075	869,736	282.84	1,000,173	325.26
2025	1,872	1,030	361,635	351.24	403,400	391.80
2026	33,223	19,732	3,958,547	200.61	4,411,912	223.59
2027	243	146	21,600	148.15	21,600	148.15
2028	—	—	—	—	—	—
Thereafter	210,576	161,162	29,036,054	180.17	53,277,229	330.58

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	179,634	136,609	8,893,939	65.11	8,894,777	65.11	[4]
2020	737,045	605,921	44,424,439	73.32	44,594,482	73.60
2021	317,249	293,886	30,937,431	105.27	30,942,735	105.29
2022	1,010,242	859,082	80,351,316	93.53	80,841,811	94.10
2023	242,225	210,247	19,296,011	91.78	20,411,184	97.08
2024	1,099,034	926,007	65,355,734	70.58	66,610,538	71.93
2025	525,837	453,258	39,948,315	88.14	43,468,430	95.90
2026	774,340	550,424	47,024,662	85.43	49,905,291	90.67
2027	458,580	378,342	24,469,548	64.68	28,077,221	74.21
2028	260,250	238,204	21,785,899	91.46	23,552,144	98.87
Thereafter	4,367,384	3,446,902	325,326,229	94.38	431,402,118	125.16
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	26,175	20,338	1,597,867	78.57	1,597,867	78.57	[4]
Q3 2019	86,757	72,378	4,002,281	55.30	4,003,118	55.31
Q4 2019	65,941	43,133	3,242,022	75.16	3,242,022	75.16
Total 2019	178,873	135,848	8,842,169	65.09	8,843,007	65.09

Q1 2020	261,251	159,097	19,884,762	124.99	19,884,762	124.99
Q2 2020	54,777	41,047	3,113,880	75.86	3,113,880	75.86
Q3 2020	339,501	339,501	16,425,558	48.38	16,549,304	48.75
Q4 2020	79,916	64,676	4,670,688	72.22	4,716,984	72.93
Total 2020	735,445	604,321	44,094,887	72.97	44,264,930	73.25

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	761	761	51,770	68.03	51,770	68.03
Total 2019	761	761	51,770	68.03	51,770	68.03

Q1 2020	1,600	1,600	329,552	205.97	329,552	205.97
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	1,600	1,600	329,552	205.97	329,552	205.97

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	26,175	20,338	1,597,867	78.57	1,597,867	78.57	[4]
Q3 2019	86,757	72,378	4,002,281	55.30	4,003,118	55.31
Q4 2019	66,702	43,894	3,293,792	75.04	3,293,792	75.04
Total 2019	179,634	136,609	8,893,939	65.11	8,894,777	65.11

Q1 2020	262,851	160,697	20,214,314	125.79	20,214,314	125.79
Q2 2020	54,777	41,047	3,113,880	75.86	3,113,880	75.86
Q3 2020	339,501	339,501	16,425,558	48.38	16,549,304	48.75
Q4 2020	79,916	64,676	4,670,688	72.22	4,716,984	72.93
Total 2020	737,045	605,921	44,424,439	73.32	44,594,482	73.60
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	304,118	304,118	15,732,494	51.73	15,775,184	51.87	[4]
2020	383,172	383,172	23,166,900	60.46	23,524,914	61.40
2021	907,261	907,261	43,820,589	48.30	47,110,537	51.93
2022	692,085	692,085	43,912,093	63.45	46,616,983	67.36
2023	525,676	525,676	37,194,928	70.76	41,940,352	79.78
2024	577,026	577,026	39,133,710	67.82	41,899,518	72.61
2025	379,685	379,685	28,482,902	75.02	34,202,271	90.08
2026	323,979	323,979	25,582,245	78.96	28,599,440	88.28
2027	340,444	340,444	27,960,145	82.13	33,315,201	97.86
2028	480,059	480,059	38,613,463	80.43	46,296,743	96.44
Thereafter	1,683,606	1,683,606	142,480,454	84.63	179,865,759	106.83

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	3,351	3,351	191,637	57.19	191,637	57.19	[4]
2020	20,409	20,409	1,175,275	57.59	1,181,629	57.90
2021	24,028	24,028	1,669,404	69.48	1,689,305	70.31
2022	38,819	38,819	2,032,144	52.35	2,093,719	53.94
2023	51,342	51,342	3,154,969	61.45	3,270,867	63.71
2024	9,388	9,388	699,967	74.56	761,319	81.09
2025	26,193	26,193	1,852,017	70.71	2,011,572	76.80
2026	25,598	25,598	1,927,324	75.29	2,106,820	82.30
2027	5,056	5,056	350,041	69.23	405,249	80.15
2028	11,835	11,835	814,445	68.82	898,385	75.91
Thereafter	64,341	64,341	3,713,698	57.72	4,622,639	71.85

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	307,469	307,469	15,924,131	$51.79	15,966,821	$51.93	[4]
2020	403,581	403,581	24,342,175	60.32	24,706,543	61.22
2021	931,289	931,289	45,489,993	48.85	48,799,842	52.40
2022	730,904	730,904	45,944,237	62.86	48,710,702	66.64
2023	577,018	577,018	40,349,897	69.93	45,211,219	78.35
2024	586,414	586,414	39,833,677	67.93	42,660,837	72.75
2025	405,878	405,878	30,334,919	74.74	36,213,843	89.22
2026	349,577	349,577	27,509,569	78.69	30,706,260	87.84
2027	345,500	345,500	28,310,186	81.94	33,720,450	97.60
2028	491,894	491,894	39,427,908	80.16	47,195,128	95.95
Thereafter	1,747,947	1,747,947	146,194,152	83.64	184,488,398	105.55
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	18,017	18,017	459,182	25.49	459,182	25.49	[4]
Q3 2019	125,549	125,549	6,596,187	52.54	6,603,817	52.60
Q4 2019	160,552	160,552	8,677,125	54.05	8,712,184	54.26
Total 2019	304,118	304,118	15,732,494	51.73	15,775,184	51.87

Q1 2020	49,029	49,029	2,514,021	51.28	2,514,021	51.28
Q2 2020	163,355	163,355	8,758,063	53.61	8,887,115	54.40
Q3 2020	100,134	100,134	7,261,695	72.52	7,410,101	74.00
Q4 2020	70,654	70,654	4,633,121	65.57	4,713,677	66.71
Total 2020	383,172	383,172	23,166,900	60.46	23,524,914	61.40

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	858	858	19,200	22.38	19,200	22.38	[4]
Q3 2019	693	693	63,141	91.11	63,141	91.11
Q4 2019	1,800	1,800	109,296	60.72	109,296	60.72
Total 2019	3,351	3,351	191,637	57.19	191,637	57.19

Q1 2020	7,334	7,334	419,015	57.13	419,015	57.13
Q2 2020	4,366	4,366	269,477	61.72	269,477	61.72
Q3 2020	8,137	8,137	436,139	53.60	442,492	54.38
Q4 2020	572	572	50,644	88.54	50,644	88.54
Total 2020	20,409	20,409	1,175,275	57.59	1,181,629	57.90

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	18,875	18,875	478,382	25.34	478,382	25.34	[4]
Q3 2019	126,242	126,242	6,659,328	52.75	6,666,958	52.81
Q4 2019	162,352	162,352	8,786,421	54.12	8,821,480	54.34
Total 2019	307,469	307,469	15,924,131	51.79	15,966,821	51.93

Q1 2020	56,363	56,363	2,933,036	52.04	2,933,036	52.04
Q2 2020	167,721	167,721	9,027,540	53.82	9,156,592	54.59
Q3 2020	108,271	108,271	7,697,834	71.10	7,852,593	72.53
Q4 2020	71,226	71,226	4,683,765	65.76	4,764,321	66.89
Total 2020	403,581	403,581	24,342,175	60.32	24,706,543	61.22
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	379,703	284,462	10,530,844	37.02	10,545,650	37.07	[4]
2020	1,085,675	1,052,149	48,923,655	46.50	49,999,965	47.52
2021	923,516	915,378	52,747,820	57.62	54,873,844	59.95
2022	634,937	610,754	27,808,166	45.53	29,646,716	48.54
2023	339,444	329,139	16,687,325	50.70	18,385,997	55.86
2024	721,118	680,955	36,924,096	54.22	40,309,137	59.20
2025	352,015	194,408	8,460,442	43.52	9,200,403	47.33
2026	418,793	361,837	29,935,535	82.73	34,042,418	94.08
2027	522,950	370,933	20,864,024	56.25	23,495,121	63.34
2028	331,269	311,494	17,742,659	56.96	21,395,807	68.69
Thereafter	2,275,872	1,823,994	108,060,898	59.24	129,685,013	71.10

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	29,093	20,715	1,308,121	63.15	1,308,121	63.15
2020	53,211	51,796	3,419,880	66.03	3,430,988	66.24
2021	52,209	50,738	3,755,425	74.02	3,834,094	75.57
2022	40,918	37,599	2,411,121	64.13	2,484,651	66.08
2023	89,801	86,680	5,341,117	61.62	5,556,555	64.10
2024	32,742	27,483	1,800,969	65.53	1,971,973	71.75
2025	77,643	77,643	3,057,736	39.38	3,321,997	42.79
2026	33,594	32,387	2,333,728	72.06	2,519,480	77.79
2027	39,300	34,130	2,502,427	73.32	2,880,348	84.39
2028	78,160	61,645	1,494,279	24.24	1,680,860	27.27
Thereafter	79,203	73,195	3,697,162	50.51	4,190,866	57.26

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	408,796	305,177	11,838,965	38.79	11,853,771	38.84	[4]
2020	1,138,886	1,103,945	52,343,535	47.41	53,430,953	48.40
2021	975,725	966,116	56,503,245	58.48	58,707,938	60.77
2022	675,855	648,353	30,219,287	46.61	32,131,367	49.56
2023	429,245	415,819	22,028,442	52.98	23,942,552	57.58
2024	753,860	708,438	38,725,065	54.66	42,281,110	59.68
2025	429,658	272,051	11,518,178	42.34	12,522,400	46.03
2026	452,387	394,224	32,269,263	81.86	36,561,898	92.74
2027	562,250	405,063	23,366,451	57.69	26,375,469	65.11
2028	409,429	373,139	19,236,938	51.55	23,076,667	61.84
Thereafter	2,355,075	1,897,189	111,758,060	58.91	133,875,879	70.57
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

`

Q2 2019
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of June 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	33,916	33,916	1,713,290	50.52	1,713,290	50.52	[4]
Q3 2019	172,736	170,299	4,460,343	26.19	4,467,978	26.24
Q4 2019	173,051	80,246	4,357,210	54.30	4,364,382	54.39
Total 2019	379,703	284,462	10,530,844	37.02	10,545,650	37.07

Q1 2020	420,537	420,537	22,202,318	52.80	22,903,640	54.46
Q2 2020	282,491	279,030	11,283,248	40.44	11,344,330	40.66
Q3 2020	133,146	130,378	6,896,594	52.90	7,054,704	54.11
Q4 2020	249,501	222,205	8,541,495	38.44	8,697,291	39.14
Total 2020	1,085,675	1,052,149	48,923,655	46.50	49,999,965	47.52

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	9,631	3,016	85,106	28.21	85,106	28.21
Q4 2019	19,462	17,699	1,223,015	69.10	1,223,015	69.10
Total 2019	29,093	20,715	1,308,121	63.15	1,308,121	63.15

Q1 2020	21,972	21,972	1,385,004	63.03	1,385,004	63.03
Q2 2020	8,948	8,948	680,563	76.06	682,716	76.30
Q3 2020	9,152	7,737	506,659	65.49	511,015	66.05
Q4 2020	13,139	13,139	847,653	64.51	852,254	64.86
Total 2020	53,211	51,796	3,419,880	66.03	3,430,988	66.24
TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	33,916	33,916	1,713,290	50.52	1,713,290	50.52	[4]
Q3 2019	182,367	173,315	4,545,449	26.23	4,553,084	26.27
Q4 2019	192,513	97,945	5,580,225	56.97	5,587,397	57.05
Total 2019	408,796	305,177	11,838,965	38.79	11,853,771	38.84

Q1 2020	442,509	442,509	23,587,322	53.30	24,288,644	54.89
Q2 2020	291,439	287,978	11,963,811	41.54	12,027,046	41.76
Q3 2020	142,298	138,115	7,403,253	53.60	7,565,719	54.78
Q4 2020	262,640	235,344	9,389,148	39.90	9,549,545	40.58
Total 2020	1,138,886	1,103,945	52,343,535	47.41	53,430,953	48.40
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Lease expirations - CBD properties [1,2,3]

as of June 30, 2019

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	85,810	85,810	6,123,192	71.36	6,123,192	71.36
2020	245,632	245,632	17,429,983	70.96	18,147,565	73.88
2021	368,589	290,146	17,527,620	60.41	17,694,540	60.98
2022	405,126	345,722	24,516,903	70.91	24,999,439	72.31
2023	531,267	475,320	35,274,578	74.21	37,424,682	78.74
2024	437,147	409,618	26,475,972	64.64	28,139,352	68.70
2025	302,919	286,404	21,474,198	74.98	23,227,588	81.10
2026	1,008,684	788,270	59,173,769	75.07	64,761,484	82.16
2027	369,588	369,588	31,616,555	85.55	34,764,521	94.06
2028	1,067,545	1,066,195	69,289,414	64.99	75,849,200	71.14
Thereafter	3,871,073	3,434,111	209,877,869	61.12	267,091,691	77.78

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	35,867	19,416	976,192	50.28	997,138	51.36
2020	432,232	231,314	12,260,741	53.00	14,555,345	62.92
2021	351,944	178,834	11,621,472	64.98	12,434,970	69.53
2022	83,809	44,124	1,887,941	42.79	2,089,326	47.35
2023	158,226	83,353	5,059,607	60.70	5,790,161	69.47
2024	113,515	62,433	3,704,094	59.33	4,288,639	68.69
2025	193,344	96,995	5,369,744	55.36	6,428,054	66.27
2026	435,520	239,536	14,224,384	59.38	17,861,071	74.57
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	195,594	97,797	6,810,228	69.64	9,266,641	94.75
Thereafter	177,303	88,652	6,046,571	68.21	8,930,831	100.74

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	125,565	82,540	6,859,182	83.10	6,859,182	83.10	[4]
2020	436,618	305,494	33,304,177	109.02	33,334,395	109.12
2021	200,564	177,201	26,901,867	151.82	26,905,612	151.84
2022	935,637	784,477	77,636,338	98.97	78,081,276	99.53
2023	176,679	144,701	17,024,600	117.65	17,999,004	124.39
2024	651,627	478,600	49,059,156	102.51	49,668,195	103.78
2025	370,383	297,803	33,918,497	113.90	37,043,035	124.39
2026	559,416	335,500	39,023,195	116.31	40,679,915	121.25
2027	240,939	160,701	16,807,692	104.59	19,661,097	122.35
2028	216,656	194,610	20,154,729	103.56	21,746,598	111.74
Thereafter	4,136,066	3,215,584	316,904,790	98.55	421,855,721	131.19

Q2 2019
Lease expirations - CBD properties (continued) [1,2,3]

as of June 30, 2019

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	83,358	83,358	5,849,755	70.18	5,857,386	70.27	[4]
2020	229,441	229,441	16,737,108	72.95	16,956,920	73.91
2021	418,219	418,219	29,944,509	71.60	30,801,292	73.65
2022	447,672	447,672	32,020,700	71.53	33,913,634	75.76
2023	392,495	392,495	29,687,999	75.64	32,266,990	82.21
2024	531,246	531,246	36,298,633	68.33	38,658,951	72.77
2025	277,365	277,365	21,796,863	78.59	25,234,224	90.98
2026	349,577	349,577	27,509,569	78.69	30,706,260	87.84
2027	313,240	313,240	26,902,833	85.89	30,924,579	98.72
2028	467,382	467,382	38,295,453	81.94	45,673,204	97.72
Thereafter	1,682,734	1,682,734	143,328,339	85.18	180,613,717	107.33

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	156,910	53,291	3,453,578	64.81	3,454,900	64.83	[4]
2020	165,630	130,688	6,815,472	52.15	6,934,985	53.07
2021	576,576	566,967	40,469,496	71.38	42,101,810	74.26
2022	138,539	111,037	7,545,109	67.95	7,900,023	71.15
2023	51,216	37,790	2,587,524	68.47	2,942,578	77.87
2024	202,314	186,062	13,489,661	72.50	14,839,760	79.76
2025	138,480	44,487	2,840,721	63.86	3,061,474	68.82
2026	330,809	272,646	25,541,695	93.68	29,015,895	106.42
2027	219,914	78,430	5,998,622	76.48	6,868,993	87.58
2028	159,235	122,945	8,528,212	69.37	10,157,865	82.62
Thereafter	1,243,058	785,172	59,897,495	76.29	76,793,126	97.80

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Lease expirations - Suburban properties [1,2,3]

as of June 30, 2019

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	273,759	273,759	10,908,897	39.85	10,908,897	39.85
2020	118,345	118,345	4,906,502	41.46	4,960,813	41.92
2021	507,393	507,393	20,129,924	39.67	20,620,317	40.64
2022	606,494	606,494	23,173,940	38.21	23,318,212	38.45
2023	241,724	241,724	10,068,975	41.65	10,836,669	44.83
2024	529,721	529,721	23,120,806	43.65	24,727,574	46.68
2025	711,491	711,491	34,621,268	48.66	37,791,856	53.12
2026	130,262	130,262	5,504,117	42.25	6,780,480	52.05
2027	320,650	320,650	12,943,743	40.37	15,468,539	48.24
2028	134,627	134,627	6,096,913	45.29	6,321,073	46.95
Thereafter	665,027	607,543	25,619,129	42.17	27,982,560	46.06

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	54,069	54,069	2,034,757	37.63	2,035,595	37.65
2020	300,427	300,427	11,120,262	37.01	11,260,088	37.48
2021	116,685	116,685	4,035,564	34.59	4,037,122	34.60
2022	74,605	74,605	2,714,977	36.39	2,760,535	37.00
2023	65,546	65,546	2,271,411	34.65	2,412,180	36.80
2024	447,407	447,407	16,296,578	36.42	16,942,343	37.87
2025	155,454	155,454	6,029,818	38.79	6,425,395	41.33
2026	214,924	214,924	8,001,467	37.23	9,225,376	42.92
2027	217,641	217,641	7,661,856	35.20	8,416,124	38.67
2028	43,594	43,594	1,631,169	37.42	1,805,546	41.42
Thereafter	231,318	231,318	8,421,438	36.41	9,546,396	41.27

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	224,111	224,111	10,074,375	44.95	10,109,435	45.11	[4]
2020	174,140	174,140	7,605,068	43.67	7,749,622	44.50
2021	513,070	513,070	15,545,484	30.30	17,998,550	35.08
2022	283,232	283,232	13,923,538	49.16	14,797,067	52.24
2023	184,523	184,523	10,661,897	57.78	12,944,229	70.15
2024	55,168	55,168	3,535,043	64.08	4,001,886	72.54
2025	128,513	128,513	8,538,057	66.44	10,979,619	85.44
2026	—	—	—	—	—	—
2027	32,260	32,260	1,407,353	43.63	2,795,871	86.67
2028	24,512	24,512	1,132,454	46.20	1,521,924	62.09
Thereafter	65,213	65,213	2,865,813	43.95	3,874,682	59.42

Q2 2019
Lease expirations - Suburban properties (continued) [1,2,3]

as of June 30, 2019

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	251,886	251,886	8,385,386	33.29	8,398,871	33.34	[4]
2020	973,256	973,256	45,528,063	46.78	46,495,967	47.77
2021	399,149	399,149	16,033,748	40.17	16,606,129	41.60
2022	537,316	537,316	22,674,178	42.20	24,231,345	45.10
2023	378,029	378,029	19,440,918	51.43	20,999,974	55.55
2024	551,546	522,376	25,235,404	48.31	27,441,350	52.53
2025	291,178	227,564	8,677,457	38.13	9,460,926	41.57
2026	121,578	121,578	6,727,568	55.34	7,546,002	62.07
2027	342,336	326,634	17,367,828	53.17	19,506,476	59.72
2028	250,194	250,194	10,708,726	42.80	12,918,802	51.64
Thereafter	1,112,017	1,112,017	51,860,566	46.64	57,082,753	51.33

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 53.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2019
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed above do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa / Jason Green	212.446.9462
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen / Omotayo Okusanya	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Zachary Silverberg	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312 384 5404
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers	216.737.7341
Sandler O’Neill & Partners	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Fitch Ratings	Stephen Boyd	212.908.9153
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2019
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financing and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 57.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units and (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2017, 2018 and 2019 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q2 2019
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, hedge amortization, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management, and, although the Company’s Fixed Charge Coverage Ratio is not a liquidity measure, as it does not include adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that its Fixed Charge Coverage Ratio provides investors with useful supplemental information regarding the Company’s ability to service its existing fixed charges. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2019
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2019
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, (losses) gains on sales of real estate, gains (losses) from investments in securities and interest and other income. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent, fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. Upon the adoption of Accounting Standards Update No. 2016-02 “Leases” on January 1, 2019, service income from tenants is included in Lease revenue. Prior to adoption, these amounts were included in the line item for Development and management services revenue. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and is not reflective of the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20 - 23 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2019
Reconciliations

(unaudited and in thousands)
BXP’s Share of select items

	Three Months Ended
	30-Jun-19	31-Mar-19
Revenue	$733,741	$725,767
Partners’ share of revenue from consolidated joint ventures (JVs)	(74,111)	(77,105)
BXP’s share of revenue from unconsolidated JVs	39,013	39,579
BXP’s Share of revenue	$698,643	$688,241

Straight-line rent	$17,017	$22,483
Partners’ share of straight-line rent from consolidated JVs	(1,845)	(2,242)
BXP’s share of straight-line rent from unconsolidated JVs	3,481	3,014
BXP’s Share of straight-line rent	$18,653	$23,255

Fair value lease revenue [1]	$6,012	$6,248
Partners’ share of fair value lease revenue from consolidated JVs [1]	(1,864)	(1,923)
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	976	972
BXP’s Share of fair value lease revenue [1]	$5,124	$5,297

Lease termination income	$4,910	$6,936
Partners’ share of termination income from consolidated JVs	9	(118)
BXP’s share of termination income from unconsolidated JVs	50	36
BXP’s Share of termination income	$4,969	$6,854

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	$1,244	$1,175
Partners’ share of internal leasing and external legal costs from consolidated JVs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	(53)	(46)
BXP’s share of internal leasing and external legal costs from unconsolidated JVs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	79	119
BXP’s Share of internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	$1,270	$1,248

Hedge amortization	$1,579	$1,579
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,435	$1,435

Depreciation and amortization	$177,411	$164,594
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,869)	(18,002)
BXP’s share of depreciation and amortization from unconsolidated JVs	14,778	15,470
BXP’s Share of depreciation and amortization	$174,320	$162,062

Lease transaction costs that qualify as rent inducements [2]	$1,438	$879
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	149	173
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$1,587	$1,052

2nd generation tenant improvements and leasing commissions	$52,196	$124,143
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(4,558)	(16,484)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	4,184	1,284
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$51,822	$108,943

Q2 2019
Reconciliations (continued)

BXP’s Share of select items (continued)

	Three Months Ended
	30-Jun-19	31-Mar-19
Maintenance capital expenditures [3]	$27,520	$14,516
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(1,144)	(189)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	640	737
BXP’s Share of maintenance capital expenditures [3]	$27,016	$15,064

Interest expense	$102,357	$101,009
Partners’ share of interest expense from consolidated JVs	(10,624)	(10,650)
BXP’s share of interest expense from unconsolidated JVs	10,027	9,988
BXP’s Share of interest expense	$101,760	$100,347

Capitalized interest	$13,256	$11,813
Partners’ share of capitalized interest from consolidated JVs	(1,496)	(1,400)
BXP’s share of capitalized interest from unconsolidated JVs	2,457	2,172
BXP’s Share of capitalized interest	$14,217	$12,585

Amortization of financing costs	$3,125	$3,125
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	175	166
BXP’s Share of amortization of financing costs	$2,918	$2,909

_____________

[1]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2019
Reconciliations (continued)

for the three months ended June 30, 2019
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease[1]	$65,840	$96,339	$162,179
Straight-line rent	2,297	2,058	4,355
Fair value lease revenue	4,526	119	4,645
Termination income	(23)	—	(23)
Total lease revenue	72,640	98,516	171,156
Parking and other	2	1,604	1,606
Total rental revenue[2]	72,642	100,120	172,762
Expenses
Operating	29,613	33,808	63,421
Net Operating Income (NOI)	43,029	66,312	109,341

Other income (expense)
Interest and other income	532	667	1,199
Interest expense	(20,214)	(5,640)	(25,854)
Depreciation and amortization expense	(21,567)	(20,633)	(42,200)
General and administrative expense	(22)	(119)	(141)
Total other income (expense)	(41,271)	(25,725)	(66,996)
Net income	$1,758	$40,587	$42,345

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$16,565	$28,997	$45,562
BXP’s share of NOI (after income allocation to private REIT shareholders)	$26,464	$37,315	$63,779
Unearned portion of capitalized fees [4]	$391	$3,701	$4,092

Partners’ share of select items [3]
Partners’ share hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$36	$382
Partners’ share of capitalized interest	$385	$1,111	$1,496
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$—	$—
Partners’ share of management and other fees	$647	$864	$1,511
Partners’ share of basis differential and other adjustments	$(17)	$13	$(4)
Partners’ share of income allocation to private REIT shareholders	$—	$(21)	$(21)

Reconciliation of Partners’ share of EBITDAre [3]
Partners’ NCI	$73	$17,409	$17,482
Add:
Partners’ share of interest expense	8,086	2,538	10,624
Partners’ share of depreciation and amortization expense after BXP’s basis differential	8,609	9,260	17,869
Partners’ share of EBITDAre	$16,768	$29,207	$45,975

Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]
Rental revenue [2]	$29,057	$45,054	$74,111
Less: Termination income	(9)	—	(9)
Rental revenue (excluding termination income) [2]	29,066	45,054	74,120
Less: Operating expenses (including partners’ share of management and other fees)	12,492	16,078	28,570
Income allocation to private REIT shareholders	—	(21)	(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$16,574	$28,997	$45,571

Rental revenue (excluding termination income) [2]	$29,066	$45,054	$74,120
Less: Straight-line rent	919	926	1,845
Fair value lease revenue	1,810	54	1,864
Add: Lease transaction costs that qualify as rent inducements	—	—	—
Subtotal	26,337	44,074	70,411
Less: Operating expenses (including partners’ share of management and other fees)	12,492	16,078	28,570
Income allocation to private REIT shareholders	—	(21)	(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$13,845	$28,017	$41,862

Q2 2019
Reconciliations (continued)

for the three months ended June 30, 2019
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Revenue [3]	(The GM Building)	Atlantic Wharf Office	Joint Ventures

Rental revenue [2]	$29,057	$45,054	$74,111
Add: Development and management services revenue	—	—	—
Revenue	$29,057	$45,054	$74,111

_________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.
3 Amounts represent the partners’ share based on their respective ownership percentage.
4 Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Q2 2019
Reconciliations (continued)

for the three months ended June 30, 2019
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	540 Madison Avenue [1]	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [2]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [3]	Total Unconsolidated Joint Ventures
Revenue
Lease [4]	$5,889	$4,783	$3,140	$8,281		$1,878	$4,572	$16,953		$15,528	$2,277	$63,301
Straight-line rent	21	859	3,049	214		59	(61)	1,857		1,101	474	7,573
Fair value lease revenue	—	—	—	—		—	—	71		940	—	1,011
Termination income	—	—	(31)	—		—	—	—		101	—	70
Total lease revenue	5,910	5,642	6,158	8,495		1,937	4,511	18,881		17,670	2,751	71,955
Parking and other	130	209	633	395		55	125	2,703		1,898	1,374	7,522
Total rental revenue [5]	6,040	5,851	6,791	8,890		1,992	4,636	21,584		19,568	4,125	79,477
Expenses
Operating	3,213	2,504	3,080	3,548		714	1,835	6,170		7,228	1,921	30,213
Net operating income	2,827	3,347	3,711	5,342		1,278	2,801	15,414		12,340	2,204	49,264

Other income/(expense)
Interest and other income	98	91	—	96		84	24	219		1	294	907
Interest expense	(1,033)	(1,448)	(2,023)	(2,075)		(611)	(1,116)	(4,979)		(7,002)	(515)	(20,802)
Depreciation and amortization expense	(1,905)	(1,076)	(2,198)	(1,524)		(728)	(944)	(4,932)		(9,551)	(1,960)	(24,818)
General and administrative expense	(2)	(5)	(12)	(24)		—	(1)	(2)		(27)	(29)	(102)
Gain on sale of real estate	34,572	—	—	—		—	—	—		—	—	34,572
Total other income/(expense)	31,730	(2,438)	(4,233)	(3,527)		(1,255)	(2,037)	(9,694)		(16,579)	(2,210)	(10,243)
Net income/(loss)	$34,557	$909	$(522)	$1,815		$23	$764	$5,720		$(4,239)	$(6)	$39,021

BXP’s nominal ownership percentage	60%	50%	20%	25%		50%	30%	50%		55%

BXP’s share of select items
BXP’s share of amortization of financing costs	$19	$10	$5	$22	[6]	$18	$4	$13		$72	$12	$175
BXP’s share of capitalized interest	$—	$—	$58	$—	[6]	$—	$—	$—		$—	$2,399	$2,457
BXP's share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	$—	[6]	$—	$—	$—		$—	$—	$—

Reconciliation of BXP's share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$47,909	$410	$(94)	$378	[6]	$6	$229	$1,365		$(2,325)	$86	$47,964
Add:
BXP's share of interest expense	620	724	405	1,038		306	335	2,490		3,851	258	10,027
BXP’s share of depreciation and amortization expense	982	582	429	1,197	[6]	369	283	4,921	[7]	5,246	769	14,778
Less:
BXP’s share of gain on sale of real estate	47,757	—	—	—		—	—	—		—	—	47,757
BXP’s share of EBITDAre	$1,754	$1,716	$740	$2,613		$681	$847	$8,776		$6,772	$1,113	$25,012

Q2 2019
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP’s share of Net Operating Income/(Loss)	540 Madison Avenue [1]	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [5]	$3,624	$2,926	$1,358	$4,445	[6]	$996	$1,391	$11,752	[7]	$10,762	$1,759	$39,013
BXP's share of operating expenses	1,928	1,252	616	1,774	[6]	357	551	3,085		3,975	760	14,298
BXP's share of net operating income/(loss)	1,696	1,674	742	2,671	[6]	639	840	8,667		6,787	999	24,715
Less:
BXP's share of termination income	—	—	(6)	—	[6]	—	—	—		56	—	50
BXP’s share of net operating income/(loss) (excluding termination income)	1,696	1,674	748	2,671	[6]	639	840	8,667		6,731	999	24,665
Less:
BXP's share of straight-line rent	13	430	610	107	[6]	30	(18)	1,466	[7]	606	237	3,481
BXP’s share of fair value lease revenue	—	—	—	—	[6]	—	—	459	[7]	517	—	976
Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	—	—	81	[6]	—	—	68		—	—	149
BXP's share of net operating income/(loss) - cash (excluding termination income)	$1,683	$1,244	$138	$2,645	[6]	$609	$858	$6,810		$5,608	$762	$20,357

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [5]	$3,624	$2,926	$1,358	$4,445	[6]	$996	$1,391	$11,752	[7]	$10,762	$1,759	$39,013
Add:
BXP’s share of development and management services revenue	—	—	—	—		—	—	—		—	—	—
BXP's share of revenue	$3,624	$2,926	$1,358	$4,445	[6]	$996	$1,391	$11,752		$10,762	$1,759	$39,013

_____________

[1]	The property was sold on June 27, 2019, for additional detail see page 13.

[2]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[3]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[4]	Lease revenue includes recoveries from tenants and service income from tenants.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 53.

[6]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[7]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q2 2019
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
30-Jun-18
Revenue
Rental
Base rent	$516,439
Recoveries from tenants	95,259
Parking and other	26,904
Total rental revenue	638,602
Hotel revenue	14,607
Development and management services	9,305
Direct reimbursements of payroll and related costs from management services contracts	1,970
Total revenue	664,484
Expenses
Operating
Rental	237,790
Hotel	8,741
General and administrative	28,468
Payroll and related costs from management services contracts	1,970
Transaction costs	474
Depreciation and amortization	156,417
Total expenses	433,860
Other income (expense)
Income from unconsolidated joint ventures	769
Gains on sales of real estate	18,292
Interest and other income	2,579
Gains from investments in securities	505
Interest expense	(92,204)
Net income	160,565
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(14,400)
Noncontrolling interest - common units of the Operating Partnership	(14,859)
Net income attributable to Boston Properties, Inc.	131,306
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$128,681

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.83
Net income attributable to Boston Properties, Inc. per share - diluted	$0.83